Exhibit 99.12

Third Party Review Firm:	Meridian Asset Services, LLC (“Meridian”)
Review Dates:	September, 2015 – December, 2017

Title & Lien Reviews

I.	Acquisition Diligence Review:

Meridian was engaged to perform diligence on multiple pools of mortgage loans purchased from various sellers through acquisitions that took place between September 2015 and October 2017. On files where the acquisition diligence predated June 31st 2017, a new title diligence review was completed in December 2017 which replaced the aged title diligence findings from the time of acquisition. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as then current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party, except in rare instances where the report was provided directly from the engaging party’s trade counterparty, which trade counterparty received the property reports from a title abstracting service engaged by them. Meridian gathered and analyzed the reports and images to assess any title, vesting or lien issues and provided the engaging party a detailed report of all relevant findings. The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation.

b.	Any properties which were no longer owned by the subject mortgage borrower were flagged for further analysis to identify potential concerns about current ownership.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage or that have lien priority over the subject mortgage.

b.	Any other liens recorded prior to the subject mortgage.

c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens (“Property Tax Liens”)

iii.	Federal/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of and HOA super lien states) (“HOA Liens”)

All liens were reviewed to confirm whether they represent a valid lien attached to the subject property. Any prior liens were reviewed to confirm whether an existing satisfaction or subordination agreement is already of record.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

II.	Portfolio Curative and Title Repair Process:

Upon completion of the diligence process, some title and lien issues were assigned to Meridian for further review and curative action. For each title and lien issue type identified and which was raised to Meridian for curative, a defined repair process was instituted. The curative remedies included but were not limited to the following:

A.	Deed Vesting Issues: Review deed vesting issues and, when they are material to the enforceability of the subject mortgage, confirm that there are no title policy exceptions which would preclude title policy coverage for the vesting concerns.

B.	HOA Liens: Determine whether HOA liens recorded after the subject mortgage are located in states which allow for HOA liens to take either limited or full lien priority over the subject mortgage, confirm whether the state’s super priority provision is applicable in each instance within state regulations, in cases where this super priority is applicable, work with the HOA to satisfy the lien and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

C.	Prior Liens: Determine whether any liens or judgments recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, contact the last lienholder of record to obtain and record a satisfaction of the lien in question and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

D.	Prior Mortgages: In cases where the subject mortgage was originated with the intent of securing first lien priority, determine whether any mortgages recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, contact the last lienholder of record to obtain and record a satisfaction of the mortgage in question and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

This letter confirms that as of January 22th, 2018 with respect to Meridian’s Title & Lien findings for the population of 958 mortgage loans eligible for inclusion within CMLTI 2018-RP1, the findings referenced below and exceptions detailed on the attached schedule, are as follows:

A.	Except with respect to 14 mortgage loans, there are no potential issues surrounding title deed vesting concerns. With respect to these 14 mortgage loans with potential deed issues, each is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

B.	Except with respect to 21 mortgage loans, all Super Position HOA Liens recorded after the subject mortgage which are legally entitled to limited or full lien priority over the subject mortgage per state law have been satisfied.

C.	Except with respect to 61 mortgage loans, all Municipal Liens and Property Tax Liens that had limited or full lien priority over the subject mortgage have been satisfied or have been verified as paid and are pending documentation of lien satisfaction.

D.	Except with respect to 23 liens or judgments recorded prior to the subject mortgage, all prior liens and judgments identified by the title abstracting service provider have been resolved. With respect to the 23 liens or judgments identified, each mortgage loan is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

E.	Except with respect to 60 mortgages recorded prior to the subject mortgage or which have lien priority over the subject mortgage, all prior mortgages identified by the title abstracting service provider have been resolved. With respect to the 60 senior mortgages identified, each mortgage loan is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650